SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------


     Date of Report (Date of Earliest Event Reported) December 12, 1999
                                                      ---------------------


                        PRISM FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Charter)


      Delaware                        0-19058                 36-4279417
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


                 440 North Orleans, Chicago, Illinois  60610
            (Address of Principal Executive Offices) (Zip Code)


    (Registrant's Telephone Number, Including Area Code) (312) 494-0020
                                                         --------------------


ITEM 5.    OTHER EVENTS

               Bruce C. Abrams, chairman and chief executive officer of Prism Financial Corporation (the "Company"), died on December 12, 1999, in Chicago. The Company's board of directors appointed current board member Richard L. Wellek as chairman and Mark A. Filler, the current President of the Company, as Chief Executive Officer of the Company to succeed Mr. Abrams. A copy of the Company's press release with respect to these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

(c)     Exhibits

           99.1 Press Release issued by Prism Financial Corporation on December 13, 1999.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 1999               PRISM FINANCIAL CORPORATION


                                       By:   /s/  David A. Fisher
                                          -------------------------
                                          Name:  David A. Fisher
                                          Title: Senior Vice President,
                                                   Chief Financial Officer
                                                   and Secretary



                               EXHIBIT INDEX

Exhibit
Number                  Description
--------                -----------

99.1                    Press Release issued by Prism Financial Corporation on
                        December 13, 1999.